For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES THIRD QUARTER 2025 EARNINGS

ABILENE, Texas, October 23, 2025 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings of $52.27 million for the third quarter of 2025 compared to earnings of $55.31 million for the same quarter a year ago and $66.66 million for the quarter ended June 30, 2025. Diluted earnings per share were $0.36 for the third quarter of 2025 compared with $0.39 for the same quarter a year ago and $0.47 for the linked quarter.

“This quarter was impacted by a $21.55 million credit loss believed to be due to fraudulent activity associated with a commercial borrower. We have reviewed our portfolio to look for systemic issues and believe this to be isolated. We have initiated legal action and are continuing to work with law enforcement. Despite this setback, our core earnings trends remain positive, with year-to-date earnings growth of nearly 12 percent compared to 2024.” said F. Scott Dueser, Chairman and CEO of First Financial Bankshares, Inc. “We are optimistic as we move into the final quarter of the year and will remain focused on liquidating the collateral of the loan and moving the bank forward with continued growth and profitability by keeping our customers, shareholders, and employees first.”

Net interest income for the third quarter of 2025 was $127.00 million compared to $107.11 million in the same quarter last year and $123.73 million for the second quarter of 2025. The net interest margin, on a taxable equivalent basis, was 3.80 percent for the third quarter of 2025 compared to 3.50 percent for the third quarter of 2024 and 3.81 percent in the second quarter of 2025. Average interest-earning assets were $13.60 billion for the third quarter of 2025 compared to $12.48 billion for the same quarter a year ago.

The Company recorded a provision for credit losses of $24.44 million for the third quarter of 2025 compared to a provision for credit losses of $6.12 million and $3.13 million for the third quarter of 2024 and second quarter of 2025, respectively. On September 30, 2025, the allowance for credit losses totaled $105.96 million, or 1.29 percent of loans held-for-investment (“loans” hereafter), compared to $99.94 million, or 1.29 percent of loans at September 30, 2024. Additionally, the reserve for unfunded commitments totaled $8.84 million at September 30, 2025 compared to $8.00 million at September 30, 2024.

For the third quarter of 2025, net charge-offs totaled $22.34 million compared to net charge-offs of $786 thousand for the third quarter of 2024. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.71 percent at September 30, 2025, versus 0.79 percent at June 30, 2025 and 0.83 percent at September 30, 2024. Classified loans totaled $252.96 million at September 30, 2025, compared to $229.92 million at September 30, 2024.

Third quarter provision and charge offs were impacted by the aforementioned $21.55 million charge off of a commercial loan relationship. While we are pursuing all possible avenues of recovery, the amount and timing of any potential recovery cannot currently be determined.

Noninterest income for the third quarter of 2025 was $34.26 million compared to $32.36 million for the third quarter of 2024. Notable changes for the third quarter of 2025 when compared to the same quarter a year ago are as follows:

•
Mortgage income increased to $4.38 million for the third quarter of 2025 compared to $3.36 million for the third quarter of 2024 due to improved origination volume related to lower interest rates and the strategic restructuring of the mortgage lending team.
•
Trust fee income increased $1.26 million to $12.95 million, or 10.74 percent, compared to trust fee income of $11.69 million in the third quarter of 2024. Trust revenue has increased primarily due to growth in assets under management to $12.05 billion as of September 30, 2025, compared to $10.86 billion at September 30, 2024.

Noninterest expense for the third quarter of 2025 totaled $73.67 million compared to $66.01 million for the third quarter of 2024. Notable changes for the third quarter of 2025 when compared to the same quarter a year ago are as follows:

•
Salary, commissions, and employee benefit costs increased to $42.61 million for the third quarter of 2025, compared to $37.50 million in the third quarter of 2024. The increase from the prior year is related primarily to increases of $3.12 million in salaries and $1.47 million in officer bonus and incentive accruals related to annualized earnings growth.
•
Noninterest expenses, excluding salary related costs, increased $2.55 million for the third quarter of 2025 compared to the same period in 2024 largely due to increases in software amortization and other operational losses.

The Company’s efficiency ratio was 44.74 percent for the third quarter of 2025 compared to 46.45 percent for the third quarter of 2024. The improvement from the same period in the prior year is primarily due to the increase in net interest income.

As of September 30, 2025, consolidated total assets were $14.84 billion compared to $13.58 billion at September 30, 2024. Loans totaled $8.24 billion at September 30, 2025, compared with loans of $7.72 billion at September 30, 2024. During the third quarter of 2025, loans grew $168.68 million, or 8.29 percent annualized, when compared to June 30, 2025, balances. Deposits and repurchase agreements totaled $12.90 billion at September 30, 2025, compared to $11.81 billion at September 30, 2024. During the third quarter of 2025, core deposits and repurchase agreements grew $250.45 million, or 7.95 percent annualized, when compared to June 30, 2025, balances. We also held $150.00 million of ICS one-way deposits as of September 30, 2025, that we were able to obtain at an attractive rate. No ICS one-way deposits were outstanding at June 30, 2025.

Shareholders’ equity was $1.83 billion as of September 30, 2025, compared to $1.66 billion at September 30, 2024, respectively. The unrealized loss on the securities portfolio, net of applicable tax, totaled $308.58 million at September 30, 2025, compared to an unrealized loss of $373.46 million at June 30, 2025 and $329.82 million at September 30, 2024.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its wholly-owned subsidiary, First Financial Bank, operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Lumberton, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust and Asset Management Company, with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices;, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; the accuracy of our estimates of future credit losses; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2025			2024
ASSETS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Cash and due from banks	$237,466	$264,000	$232,943	$259,996	$296,188
Interest-bearing demand deposits in banks	401,580	435,612	682,362	503,417	287,476
Federal funds sold	11,750	8,750	11,750	-	-
Investment securities	5,260,813	4,886,548	4,760,431	4,617,759	4,612,299
Loans, held-for-investment	8,243,625	8,074,944	7,945,611	7,913,098	7,723,191
Allowance for credit losses	(105,958)	(102,792)	(101,080)	(98,325)	(99,936)
Net loans, held-for-investment	8,137,667	7,972,152	7,844,531	7,814,773	7,623,255
Loans, held-for-sale	26,015	33,233	14,348	8,235	20,114
Premises and equipment, net	149,651	148,999	150,589	151,904	151,204
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	257	343	428	523	671
Other assets	302,848	313,723	301,251	309,330	278,244
Total assets	$14,841,528	$14,376,841	$14,312,114	$13,979,418	$13,582,932

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,446,262	$3,439,059	$3,356,553	$3,348,041	$3,303,143
Interest-bearing deposits	9,399,986	9,009,357	9,110,218	8,751,133	8,452,718
Total deposits	12,846,248	12,448,416	12,466,771	12,099,174	11,755,861
Repurchase agreements	50,646	48,026	56,606	61,416	57,557
Borrowings	21,956	22,153	26,978	135,603	25,978
Trade date payable	-	24,965	-	-	5,416
Other liabilities	92,410	95,929	81,498	76,665	75,929
Shareholders' equity	1,830,268	1,737,352	1,680,261	1,606,560	1,662,191
Total liabilities and shareholders' equity	$14,841,528	$14,376,841	$14,312,114	$13,979,418	$13,582,932

	Quarter Ended
	2025			2024
INCOME STATEMENTS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Interest income	$179,692	$172,810	$167,110	$165,792	$159,958
Interest expense	52,691	49,080	48,321	49,675	52,849
Net interest income	127,001	123,730	118,789	116,117	107,109
Provision for credit losses	24,435	3,132	3,528	1,003	6,123
Net interest income after provision for credit losses	102,566	120,598	115,261	115,114	100,986
Noninterest income	34,264	32,873	30,230	30,977	32,362
Noninterest expense	73,666	71,735	70,335	70,099	66,012
Net income before income taxes	63,164	81,736	75,156	75,992	67,336
Income tax expense	10,897	15,078	13,810	13,671	12,028
Net income	$52,267	$66,658	$61,346	$62,321	$55,308

PER COMMON SHARE DATA
Net income - basic	$0.37	$0.47	$0.43	$0.44	$0.39
Net income - diluted	0.36	0.47	0.43	0.43	0.39
Cash dividends declared	0.19	0.19	0.18	0.18	0.18
Book value	12.78	12.14	11.75	11.24	11.63
Tangible book value	10.59	9.95	9.55	9.04	9.43
Market value	33.65	35.98	35.92	36.05	37.01
Shares outstanding - end of period	143,188,051	143,077,619	143,019,433	142,944,704	142,906,070
Average outstanding shares - basic	143,105,224	143,023,544	142,949,514	142,898,110	142,853,215
Average outstanding shares - diluted	143,474,169	143,378,505	143,355,148	143,352,067	143,188,857

PERFORMANCE RATIOS
Return on average assets	1.44%	1.89%	1.78%	1.81%	1.66%
Return on average equity	11.85	15.82	15.12	15.17	14.00
Return on average tangible equity	14.44	19.43	18.68	18.78	17.49
Net interest margin (tax equivalent)	3.80	3.81	3.74	3.67	3.50
Efficiency ratio	44.74	44.97	46.36	46.81	46.45

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Nine Months Ended
	Sept. 30,
INCOME STATEMENTS	2025	2024
Interest income	$519,612	$463,126
Interest expense	150,092	152,502
Net interest income	369,520	310,624
Provision for credit losses	31,095	12,817
Net interest income after provisions for credit losses	338,425	297,807
Noninterest income	97,366	93,012
Noninterest expense	215,736	194,965
Net income before income taxes	220,055	195,854
Income tax expense	39,785	34,664
Net income	$180,270	$161,190

PER COMMON SHARE DATA
Net income - basic	$1.26	$1.13
Net income - diluted	1.26	1.13
Cash dividends declared	0.56	0.54
Book value	12.78	11.63
Tangible book value	10.59	9.43
Market value	$33.65	$37.01
Shares outstanding - end of period	143,188,051	142,906,070
Average outstanding shares - basic	143,026,664	142,797,621
Average outstanding shares - diluted	143,422,534	143,159,652

PERFORMANCE RATIOS
Return on average assets	1.70%	1.63%
Return on average equity	14.22	14.28
Return on average tangible equity	17.46	18.04
Net interest margin (tax equivalent)	3.79	3.44
Efficiency ratio	45.33	47.39

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
		2025		2024
ALLOWANCE FOR LOAN LOSSES	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Balance at beginning of period	$102,792	$101,080	$98,325	$99,936	$95,170
Loans charged-off	(22,612)	(1,189)	(946)	(2,184)	(1,279)
Loan recoveries	272	469	710	243	493
Net recoveries (charge-offs)	(22,340)	(720)	(236)	(1,941)	(786)
Provision for loan losses	25,506	2,432	2,991	330	5,552
Balance at end of period	$105,958	$102,792	$101,080	$98,325	$99,936

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$9,914	$9,214	$8,677	$8,004	$7,433
Provision for unfunded commitments	(1,072)	700	537	673	571
Balance at end of period	$8,842	$9,914	$9,214	$8,677	$8,004

Allowance for loan losses /
period-end loans held-for-investment	1.29%	1.27%	1.27%	1.24%	1.29%
Allowance for loan losses /
nonperforming loans	187.39	162.60	164.16	158.02	156.44
Net charge-offs (recoveries) / average total loans
(annualized)	1.07	0.04	0.01	0.10	0.04

	As of
	2025			2024
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Commercial:
C&I	$1,174,770	$1,202,151	$1,144,429	$1,176,993	$1,175,774
Municipal	347,559	306,140	338,303	369,246	333,732
Total Commercial	1,522,329	1,508,291	1,482,732	1,546,239	1,509,506
Agricultural	88,820	86,133	90,186	95,543	83,269
Real Estate:
Construction & Development	1,214,649	1,172,834	1,098,069	1,054,603	1,013,810
Farm	322,710	302,969	331,464	339,665	315,720
Non-Owner Occupied CRE	802,675	746,341	753,898	805,566	825,928
Owner Occupied CRE	1,119,425	1,124,610	1,142,618	1,083,100	1,086,750
Residential	2,308,708	2,286,220	2,217,740	2,196,767	2,112,196
Total Real Estate	5,768,167	5,632,974	5,543,789	5,479,701	5,354,404
Consumer:
Auto	718,501	698,897	679,189	638,560	618,103
Non-Auto	145,808	148,649	149,715	153,055	157,909
Total Consumer	864,309	847,546	828,904	791,615	776,012

Total loans held-for-investment	$8,243,625	$8,074,944	$7,945,611	$7,913,098	$7,723,191

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$76,647	$62,774	$46,103	$42,563	$41,362
Substandard	176,311	194,291	199,509	191,288	188,561
Doubtful	-	-	-	-	-
Total classified loans	$252,958	$257,065	$245,612	$233,851	$229,923

NONPERFORMING ASSETS
Nonaccrual loans	$56,394	$63,142	$60,430	$61,938	$63,378
Accruing loans 90 days past due	151	77	1,143	287	504
Total nonperforming loans	56,545	63,219	61,573	62,225	63,882
Foreclosed assets	1,997	489	115	871	535
Total nonperforming assets	$58,542	$63,708	$61,688	$63,096	$64,417

As a % of loans held-for-investment and foreclosed assets	0.71%	0.79%	0.78%	0.80%	0.83%
As a % of end of period total assets	0.39	0.44	0.43	0.45	0.47

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2025			2024
CAPITAL RATIOS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Common equity Tier 1 capital ratio	19.10%	19.16%	19.12%	18.83%	18.83%
Tier 1 capital ratio	19.10	19.16	19.12	18.83	18.83
Total capital ratio	20.29	20.35	20.31	20.00	20.03
Tier 1 leverage ratio	12.34	12.61	12.46	12.49	12.53
Tangible common equity ratio	10.44	10.12	9.76	9.46	10.16
Equity/Assets ratio	12.33	12.08	11.74	11.49	12.24

	Quarter Ended
	2025			2024
NONINTEREST INCOME	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Trust fees	$12,950	$12,746	$12,653	$12,662	$11,694
Service charges on deposits	6,447	6,126	6,177	6,306	6,428
Debit card fees	5,333	5,218	4,967	5,506	5,528
Credit card fees	699	707	577	617	617
Gain on sale and fees on mortgage loans	4,375	4,126	2,832	3,009	3,359
Net gain (loss) on sale of foreclosed assets	(122)	200	(35)	36	(30)
Net gain (loss) on sale of assets	-	6	-	214	267
Loan recoveries	1,664	810	574	433	1,359
Other noninterest income	2,918	2,934	2,485	2,194	3,140
Total noninterest income	$34,264	$32,873	$30,230	$30,977	$32,362

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$40,681	$39,834	$39,157	$37,996	$35,262
Profit sharing expense	1,924	2,741	2,985	3,648	2,235
Net occupancy expense	3,545	3,600	3,720	3,753	3,738
Equipment expense	2,395	2,478	2,321	2,305	2,291
FDIC insurance premiums	1,635	1,585	1,575	1,511	1,514
Debit card expense	3,512	3,308	3,373	3,220	3,248
Legal, tax and professional fees	3,332	3,143	3,067	3,751	3,865
Audit fees	536	463	451	423	582
Printing, stationery and supplies	456	473	482	293	199
Amortization of intangible assets	86	86	95	147	157
Advertising, meals and public relations	1,714	1,653	1,677	1,642	1,466
Operational and other losses	1,957	720	540	863	955
Software amortization and expense	4,280	4,020	3,732	3,648	3,712
Other noninterest expense	7,613	7,631	7,160	6,899	6,788
Total noninterest expense	$73,666	$71,735	$70,335	$70,099	$66,012

TAX EQUIVALENT YIELD ADJUSTMENT	$3,406	$2,926	$2,700	$2,673	$2,628

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Nine Months Ended
	Sept. 30,
NONINTEREST INCOME	2025	2024
Trust fees	$38,349	$34,787
Service charges on deposits	18,749	18,683
Debit card fees	15,519	15,564
Credit card fees	1,983	1,920
Gain on sale and fees on mortgage loans	11,333	10,174
Net gain on sale of foreclosed assets	43	(88)
Net gain (loss) on sale of assets	6	269
Loan recoveries	3,048	2,578
Other noninterest income	8,336	9,125
Total noninterest income	$97,366	$93,012

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$119,672	$105,834
Profit sharing expense	7,650	5,818
Net occupancy expense	10,865	10,826
Equipment expense	7,194	6,761
FDIC insurance premiums	4,795	4,987
Debit card expense	10,193	9,548
Legal, tax and professional fees	9,541	10,408
Audit fees	1,450	1,368
Printing, stationery and supplies	1,411	1,071
Amortization of intangible assets	266	471
Advertising, meals and public relations	5,047	4,387
Operational and other losses	3,217	2,878
Software amortization and expense	12,032	9,875
Other noninterest expense	22,403	20,733
Total noninterest expense	$215,736	$194,965

TAX EQUIVALENT YIELD ADJUSTMENT	$9,032	$7,773

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Sept. 30, 2025			June 30, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$10,711	$130	4.82%	$9,397	$113	4.84%
Interest-bearing demand deposits in nonaffiliated banks	216,739	2,387	4.37	379,364	4,191	4.43
Taxable securities	3,560,347	26,539	2.98	3,470,028	25,242	2.91
Tax-exempt securities	1,564,767	12,906	3.30	1,433,498	10,811	3.02
Loans	8,249,113	141,136	6.79	8,045,340	135,378	6.75
Total interest-earning assets	13,601,677	$183,098	5.34%	13,337,627	$175,735	5.28%
Noninterest-earning assets	826,660			826,635
Total assets	$14,428,337			$14,164,262
Interest-bearing liabilities:
Deposits	$9,051,463	$52,010	2.28%	$8,923,737	$48,730	2.19%
Repurchase Agreements	50,051	210	1.66	54,482	221	1.63
Borrowings	56,198	471	3.33	26,557	128	1.93
Total interest-bearing liabilities	9,157,712	$52,691	2.28%	9,004,776	$49,079	2.19%
Noninterest-bearing deposits	3,419,378			3,383,851
Other noninterest-bearing liabilities	101,268			85,745
Shareholders' equity	1,749,979			1,689,890
Total liabilities and shareholders' equity	$14,428,337			$14,164,262

Net interest income and margin (tax equivalent)		$130,407	3.80%		$126,656	3.81%

	Three Months Ended			Three Months Ended
	Mar. 31, 2025			Dec. 31, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$7,596	$90	4.81%	$1,895	$23	4.90%
Interest-bearing demand deposits in nonaffiliated banks	286,040	3,174	4.50	308,118	3,578	4.62
Taxable securities	3,506,035	25,034	2.86	3,320,754	21,896	2.64
Tax-exempt securities	1,407,440	9,912	2.82	1,425,934	9,858	2.77
Loans	7,952,946	131,600	6.71	7,806,860	133,110	6.78
Total interest-earning assets	13,160,057	$169,810	5.23%	12,863,561	$168,465	5.21%
Noninterest-earning assets	830,055			824,757
Total assets	$13,990,112			$13,688,318
Interest-bearing liabilities:
Deposits	$8,882,040	$47,549	2.17%	$8,523,405	$49,139	2.29%
Repurchase Agreements	53,920	209	1.57	63,350	271	1.70
Borrowings	74,561	563	3.06	39,709	265	2.65
Total interest-bearing liabilities	9,010,521	$48,321	2.17%	8,626,464	$49,675	2.29%
Noninterest-bearing deposits	3,265,838			3,348,062
Other noninterest-bearing liabilities	68,218			79,271
Shareholders' equity	1,645,535			1,634,521
Total liabilities and shareholders' equity	$13,990,112			$13,688,318

Net interest income and margin (tax equivalent)		$121,489	3.74%		$118,790	3.67%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended
	Sept. 30, 2024
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,901	$43	5.84%
Interest-bearing demand deposits in nonaffiliated banks	200,756	2,716	5.38
Taxable securities	3,211,490	19,866	2.47
Tax-exempt securities	1,418,214	9,742	2.75
Loans	7,643,238	130,220	6.78
Total interest-earning assets	12,476,599	$162,587	5.18%
Noninterest-earning assets	817,757
Total assets	$13,294,356
Interest-bearing liabilities:
Deposits	$8,240,938	$51,994	2.51%
Repurchase Agreements	100,892	740	2.92
Borrowings	24,670	116	1.87
Total interest-bearing liabilities	8,366,500	$52,850	2.51%
Noninterest-bearing deposits	3,279,486
Other noninterest-bearing liabilities	76,274
Shareholders' equity	1,572,096
Total liabilities and shareholders' equity	$13,294,356

Net interest income and margin (tax equivalent)		$109,737	3.50%

	Nine Months Ended			Nine Months Ended
	Sept. 30, 2025			Sept. 30, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$9,240	$334	4.83%	$3,990	$174	5.83%
Interest-bearing deposits in nonaffiliated banks	293,984	9,752	4.44	235,018	9,664	5.49
Taxable securities	3,512,304	76,816	2.92	3,279,251	59,730	2.43
Tax exempt securities	1,469,158	33,629	3.05	1,419,138	29,266	2.75
Loans	8,083,638	408,113	6.75	7,418,808	372,066	6.70
Total interest-earning assets	13,368,324	$528,644	5.29%	12,356,205	$470,900	5.09%
Noninterest-earning assets	826,449			846,019
Total assets	$14,194,773			$13,202,224
Interest-bearing liabilities:
Deposits	$8,953,017	$148,291	2.21%	$8,047,136	$145,661	2.42%
Repurchase Agreements	52,801	641	1.62	209,907	5,197	3.31
Borrowings	52,380	1,160	2.96	60,058	1,645	3.66
Total interest-bearing liabilities	9,058,198	$150,092	2.22%	8,317,101	$152,503	2.45%
Noninterest-bearing deposits	3,356,999			3,305,289
Other noninterest-bearing liabilities	85,148			71,642
Shareholders' equity	1,694,428			1,508,192
Total liabilities and shareholders' equity	$14,194,773			$13,202,224

Net interest income and margin (tax equivalent)		$378,552	3.79%		$318,397	3.44%